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                                                                    EXHIBIT 10.8

                   AFFILIATED COMPANIES DEMAND LOAN AGREEMENT


         THIS AFFILIATED COMPANIES DEMAND LOAN AGREEMENT made as of March 16, 1999, by and among Laidlaw Transportation, Inc. and Greyhound Lines, Inc. and its present and any future affiliated companies (as hereinafter defined), which affiliated companies, including Greyhound Lines, Inc. are hereinafter collectively referred to as the "Affiliates" or individually referred to as an "Affiliate".

         WHEREAS, the Affiliates which are parties to this Agreement wish to provide for the payment of loans and interest charges on any and all intercompany indebtedness by or among any of the Affiliates.

         NOW, THEREFORE, in consideration of the mutual covenants herein set out and intending to be legally bound, the Affiliates which are parties to this Agreement agree each with the others as follows:

1.       Definitions:

         For the purposes of this Agreement:

         (a) A company is an "affiliate" of, or a company is "affiliated" with another specified company if it, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the other specified company;

         (b) "Control" means (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a company, or (ii) the ownership, directly or indirectly, of shares possessing more than 80% of the voting power of all of the shares of a company.

2.       Intercompany Loans.

         Any intercompany loan or indebtedness which is shown on the books and records of any Affiliate and which has been received or advanced from another Affiliate shall hereby be deemed to be an intercompany loan made between such Affiliates which shall be due and payable in full, together with interest thereon as set out below, upon demand made by the Affiliate advancing the intercompany loan.

3.       Interest Charges.

         An Affiliate which receives an intercompany loan from any of the other Affiliates shall pay interest on such intercompany loan calculated quarterly at the prime rate of interest in effect at the First National Bank of Chicago plus a percentage thereon, not to exceed two percent (2%), as may be determined by Laidlaw Transportation, Inc. from time to time.


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4.       Interest Payments.

         The interest charges set out in Section 3 above shall be payable by the Affiliate which received an intercompany loan to the Affiliate which makes such intercompany loan annually on the anniversary date of the intercompany loan.

5.       Further Actions.

         The Affiliates shall take such further actions and shall execute such further documents or instruments as may be reasonably necessary to fulfill or give force and effect to this Agreement.

6.       Successors and Assigns.

         This Agreement shall be binding upon and ensure to the benefit of the Affiliates which are parties hereto and their respective successors and assigns.

7.       Additional Parties and Withdrawal.

         An Affiliate may join in this Agreement at any time, by duly adopted resolution of its Board of Directors and by giving notice thereof to Laidlaw Transportation, Inc., and shall thereafter be bound by the terms hereof together with all other Affiliates then parties hereto. Any Affiliate may withdraw from this Agreement by giving 30 days' written notice of its withdrawal to the other Affiliates then party to this Agreement, which giving of notice may be effected by the delivery thereof to Laidlaw Transportation, Inc.

8.       Governing Law.

         This Agreement shall be governed by and interpreted in accordance with the laws in force in the State of Delaware, and the Affiliates hereby attorn to the jurisdiction of the courts of that State.

9.       Effective Date.

         This Agreement shall commence as of March 16, 1999 and shall continue in force and effect for all taxable years thereafter until terminated. This Agreement shall terminate and supersede any and all prior intercompany loan agreements between Greyhound Lines, Inc. and its affiliates.

         IN WITNESS WHEREOF this Agreement has been duly adopted by the Boards of Directors of each of the Affiliates which are parties hereto.


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LAIDLAW TRANSPORTATION, INC.

By:      /s/  Ivan R. Cairns
   ---------------------------------------------
         IVAN R. CAIRNS
         Senior Vice President

GREYHOUND LINES, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         President and Chief Executive Officer


ASI ASSOCIATES, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer


ATLANTIC GREYHOUND LINES OF
VIRGINIA, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chairman of the Board and President
         and Chief Executive Officer


CAROLINA ASSOCIATES, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer


CAROLINA COACH COMPANY

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer





GLI HOLDING COMPANY

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         President and Chief Executive Officer


GREYHOUND DE MEXICO, S.A. DE C.V.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         President


GRUPO CENTRO, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         President


LOS BUENOS LEASING CO., INC.

By:      /s/ Alfonso Penedo
   ---------------------------------------------
         ALFONSO PENEDO
         President and Chief Executive Officer
         and General Manager


LSX DELIVERY, L.L.C.

By: :    /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chairman of the Board


ON TIME DELIVERY SERVICE, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chairman of the Board



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PRB ACQUISITION, LLC

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer and President


RED BUS SYSTEMS, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer


SEASHORE TRANSPORTATION COMPANY

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer


SET ACQUISITION CORP.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         President


SISTEMA INTERNACIONAL DE
TRANSPORTE DE AUTOBUSES, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         President and Chief Executive Officer


TEXAS, NEW MEXICO & OKLAHOMA COACHES, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer



T.N.M. & O. TOURS, INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer


VALLEY GARAGE COMPANY

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer


VALLEY TRANSIT CO., INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         Chief Executive Officer


VERMONT TRANSIT CO., INC.

By:      /s/ Craig R. Lentzsch
   ---------------------------------------------
         CRAIG R. LENTZSCH
         President and Chief Executive Officer


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